SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)        January 24, 2005
                                                     ---------------------------


                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)


         California                      0-31080                68-0434802
--------------------------------- ------------------------ ---------------------
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)


1190 Airport Road, Suite 101, Napa, California                 94558
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  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code   (707) 257-8585
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01     Entry into a Material Definitive Agreement


Setting Annual Base Salaries


         On January 24, 2005, the Board of Directors of North Bay Bancorp set the annual base salaries for its executive officers. The following chart shows the 2004 base salary, bonuses paid in 2004 (based on 2003 performance), and the 2005 base salary for President and CEO Terry Robinson and for each executive officer whose compensation exceeded $100,000 for 2004. New base salaries will be effective February 1, 2005.


                                                           Corp                    2004
Name                   Position                            Title    2004 Base     Bonus(1)     Total    2005 Base
----                   --------                            -----    ---------     --------     -----    ---------
Terry Robinson         Chief Executive Officer              CEO      $212,000      $52,700   $264,700    $212,000

Glen Terry             President - The Vintage Bank         CEO       151,000       39,000    190,000     155,000

John Nerland           President - Solano Bank              CEO       130,000       35,600    165,600     134,000

Kathi Metro            Credit Administrator                 EVP       127,000       27,300    154,300     130,000

LeeAnn Cimino          Chief Financial Officer              SVP        91,000       17,600    108,600      95,000

Susan Fonseca          Human Resources Manager              SVP        87,000       20,600    107,600      90,000

Suzette Junier         Information Services Manager         SVP        85,500       17,000    102,500      90,000


(1) Paid in 2004 but based on 2003 performance.


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 24, 2005     NORTH BAY BANCORP


                           /s/ Terry L. Robinson
                           -----------------------------------------------------
                           Terry L. Robinson, President and Chief
                           Executive Officer (Principal Executive Officer)


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